Taxes on Income	12 Months Ended
Dec. 31, 2018
Taxes on Income [Abstract]
TAXES ON INCOME

Note 21:- Taxes ON INCOME

a.	Israeli taxation:

1)	Corporate tax rate in Israel:

The Israeli corporate income tax rate was 25% in 2016, 24% in 2017 and 23% in 2018.

In December 2016, the Israeli Knesset (parliament)approved the Economic Efficiency Law (Legislative Amendments for Applying the Economic Policy for the 2017 and 2018 Budget Years) - 2016, which reduced the corporate income tax rate to 24% (instead of 25%) effective from January 1, 2017 and to 23% effective from January 1, 2018.

2)	Tax benefits under the Israeli Law for the Encouragement of Capital Investments, 1959 (the "Investment Law"):

Certain of Sapiens' Israeli subsidiaries have been granted "Approved Enterprise" Status under the Investment Law. The above Israeli subsidiaries have elected the alternative benefits program, waiver of grants in return for tax exemptions. Pursuant thereto, the income of the subsidiaries derived from the "Approved Enterprise" program is tax-exempt for two years and may enjoy a reduced tax rate of 10%-25% for up to a total of eight years (subject to an adjustment based upon the foreign investors' ownership in Sapiens). Under the terms of the Approved Enterprise program, income that is attributable to one of Sapiens' Israeli subsidiaries was exempt from income tax for a period of two years commencing in 2014. If a dividend is distributed out of tax exempt profits, as above, Sapiens will become liable for tax at the rate applicable to its profits from the approved enterprise in the year in which the income was earned, as if it was not under the Approved Enterprise track. Sapiens' policy is not to distribute such a dividend.

Entitlement to the above benefits is conditional upon the fulfilling the conditions stipulated by the above law, regulations published thereunder and the letters of approval for the specific investments in "Approved Enterprises". In the event of failure to comply with these conditions, the benefits may be cancelled, and Sapiens may be required to refund the amount of the benefits, in whole or in part, including interest and CPI linkage.

On December 29, 2010, the Knesset approved an amendment to the Investment Law for the Encouragement of Capital Investments, 1959 ("2011 Amendment"). According to the 2011 Amendment, a reduced uniform corporate tax rate for exporting industrial enterprises (over 25%) was established. The reduced tax rate will not be program dependent and will apply to the "Preferred Enterprise's" (as such term is defined in the Investment Law) entire income. Pursuant to the 2011 Amendment, a "Preferred Enterprise" is entitled to a reduced corporate tax rate of 16%. The Amendment also prescribes that any dividends distributed to individuals or foreign residents from the preferred enterprise's earnings as above will be subject to tax at a rate of 20%.

In 2011, Magic and one of its Israeli subsidiaries filed a notice to the Israeli tax authorities to apply for the new benefits under the 2011 Amendment, and therefore were subjected to the amended tax rate of 16% for the tax years 2011-2016.

In 2015, certain of Sapiens' Israeli subsidiaries filed a notice to the Israeli tax authorities to apply for the new benefits under the 2011 Amendment, and therefore were subjected to the amended tax rate of 16% for the tax years 2014-2016.

New Amendment - Preferred Technology Enterprise

In December 2016, the Israeli Knesset passed Amendment 73 to the Investment Law which included a number of changes to the Investments Law regimes. Certain changes were scheduled to come into effect beginning January 1, 2017, provided that regulations are promulgated by the Finance Ministry to implement the "Nexus Principles" based on OECD guidelines recently published as part of the Base Erosion and Profit Shifting (BEPS) project. The regulations were approved on May 1, 2017 and accordingly, these changes have come into effect. Applicable benefits under the new regime include:

Introduction of a benefit regime for "Preferred Technology Enterprises" granting a 12% tax rate in central Israel – on income deriving from intellectual property, subject to a number of conditions being fulfilled, including a minimal amount or ratio of annual R&D expenditure and R&D employees, as well as having at least 25% of annual income derived from exports. Preferred Technology Enterprise ("PTE") is defined as an enterprise which meets the aforementioned conditions and for which total consolidated revenues of its parent company and all subsidiaries are less than NIS 10 billion.

A 12% capital gains tax rate on the sale of a preferred intangible asset to a foreign affiliated enterprise, provided that the asset was initially purchased from a foreign resident at an amount of NIS 200 million or more.

A withholding tax rate of 20% for dividends paid from PTE income (with an exemption from such withholding tax applying to dividends paid to an Israeli company). Such rate may be reduced to 4% on dividends paid to a foreign resident company, subject to certain conditions regarding percentage of foreign ownership of the distributing entity.

Starting 2017, certain of the Group's subsidiaries' taxable income in Israel is entitled to a preferred 12% tax rate under Amendment 73 to the Investment Law.

3)	Tax benefits under the Israeli Law for the Encouragement of Industry (Taxes), 1969:

It is Formula's management's belief that certain of its Israeli investees currently qualify as an "Industrial Company," within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the "Industrial Encouragement Law"). That Industrial Encouragement Law defines an "Industrial Company" as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law, these Israeli subsidiaries are entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings. Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

4)	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, certain Israeli subsidiaries of the Group calculate their tax liability in dollars according to certain orders. The tax liability, as calculated in dollars is translated into NIS according to the exchange rate as of December 31 of each year.

5)	Structural changes in Matrix:

In November 2018, a tax ruling was signed determining that effective December 31, 2017 as part of a merger process, two subsidiaries of Matrix will transfer all their assets and liabilities subject to the provisions of section 104 of the Income Tax Ordinance.

b.	Non-Israeli investees:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Deferred income taxes were provided in relation to undistributed earnings of non-Israeli subsidiaries, which the Group intends to distribute in the near future.

The Group intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which earnings arose, in the vast majority of its subsidiaries. If the earnings, for which deferred taxes were not provided, were distributed in the form of dividends or otherwise, the Group would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2018 was $73,651. However, a determination of the amount of the unrecognized deferred tax liability for temporary difference related to those undistributed earnings of foreign subsidiaries is not practicable due to the complexity of the structure of our group of investees for tax purposes and the difficulty of projecting the amount of future tax liability.

The amount of cash and cash equivalents that were held by the Group's investees outside of Israel and would have been subject to income taxes if distributed as dividend as of December 31, 2017 and 2018 was $48,628 and $50,817, respectively.

c.	Tax Reform- United States of America

The U.S. Tax Cuts and Jobs Act of 2017 ("TCJA") was approved by US Congress on December 20, 2017 and signed into law by US President Donald J. Trump on December 22, 2017. This legislation makes complex and significant changes to the U.S. Internal Revenue Code. Such changes include a reduction in the corporate tax rate and limitations on certain corporate deductions and credits, among other changes.

The TCJA reduces the U.S. federal corporate income tax rate from 35% to 21% effective January 1, 2018. In addition, the TCJA makes certain changes to the depreciation rules and implements new limits on the deductibility of certain expenses and deduction.

Except for one US subsidiary which has a share interest in a subsidiary in India, all of the other Group's subsidiaries in the United States do not have any foreign subsidiaries and, therefore, the remaining provisions of the TCJAhave no material impact on the Group's results of operations.

The Group re-measured its U.S. deferred tax assets and liabilities, based on the rates at which they are expected to reverse in the future. The estimated tax benefit recorded related to the re-measurement of the provisional net deferred taxes was approximately $ 4,228 for the year ended December 31, 2017.

d.	Net operating loss carried forward:

As of December 31, 2018, Formula and its subsidiaries have cumulative losses for tax purposes totaling approximately $152,107, of which $136,397 was in respect of Israeli subsidiaries and approximately $15,710 of which was in respect of subsidiaries abroad.

1)	Formula

As of December 31, 2018, Formula stand-alone had cumulative carry forward tax losses in Israel totaling approximately NIS 257,460 (approximately $68,693), which can be carried forward and offset against taxable income in the future for an indefinite period.

2)	Matrix

As of December 31, 2018, certain subsidiaries of Matrix had operating carry-forward tax losses totaling approximately NIS 119,431 (approximately $31,865), which can be carried forward and offset against taxable income in the future for an indefinite period.

3)	Magic

As of December 31, 2018, certain subsidiaries of Magic had operating carry forward tax losses totaling approximately $14,418, which can be carried forward and offset against taxable income in the future for an indefinite period.

4)	Sapiens

As of December 31, 2018, certain subsidiaries of Sapiens had carry-forward tax losses totaling approximately $26,250. Most of these carry-forward tax losses have no expiration date.

5)	Insync

As of December 31, 2018 Insync did not have any carry forward tax losses.

6)	Michpal

As of December 31, 2018 Michpal did not have any carry forward tax losses.

e.	Income tax assessments:

Formula and its subsidiaries are routinely examined by various tax authorities. Below is a summary of the income tax assessments of Formula and its subsidiaries:

1)	Formula

Formula has received final tax assessments (or assessments that are deemed final) through the tax year 2013.

2)	Matrix

Matrix and its subsidiaries have received final tax assessments (or assessments that are deemed final) through the tax year 2013.

3)	Magic

Magic and its Israeli subsidiaries have received final tax assessments (or assessments that are deemed final) through the year 2013.

4)	Sapiens

Tax assessments filed by some of Sapiens' Israeli subsidiaries through the year 2012 are considered to be final.

f.	Deferred tax liabilities, net:

1)	Presentation in consolidated statements of financial position:

	December 31,
	2018	2017
Deferred taxes assets	$14,214	$15,878
Deferred tax liabilities	(34,800)	(36,605)
	$(20,586)	$(20,727)

2)	Composition:

	December 31,
	2018	2017
Net operating losses carried forward	$4,579	$8,081
Intangibles and fixed assets	(32,895)	(35,834)
Differences in measurement basis (cash basis for tax purposes)	(1,571)	(4,298)
Other	9,301	11,324
	$(20,586)	$(20,727)

g.	Pre-tax income:

	Year ended December 31,
	2018	2017	2016

Domestic (Israel)	$81,317	$38,204	$51,552
Foreign	20,379	14,607	25,711

Total	$101,696	$52,811	$77,263

h.	Taxes on income (tax benefit) consist of the following:

	Year ended December 31,
	2018	2017	2016

Current taxes	$30,302	$22,375	$20,952
Deferred taxes	(6,001)	(9,004)	211

Total	$24,301	$13,371	$21,163

i.	Theoretical tax:

The following table presents reconciliation between the theoretical tax expense, assuming that all income was taxed at statutory tax rates, and the actual income tax expense, as recorded in the Group's consolidated statements of profit or loss:

	Year ended December 31,
	2018	2017	2016

Income before income taxes, as per the statement of operations	$101,696	$52,811	$77,263

Statutory tax rate in Israel	23%	24%	25%

Tax computed at the statutory tax rate	23,390	12,675	19,316

Non-deductible expenses (non-taxable income) net and tax-deductible costs not included in the accounting costs	1,393	1,522	978
Effect of different tax rates	379	843	(1,143)
Effect of "Approved, Beneficiary or Preferred Enterprise" status	(1,233)	(252)	(1,338)
Group's share of profits of companies accounted for at equity	(86)	(270)	(87)
Deferred taxes on current losses (utilization of carry forward losses) and temporary differences for which a valuation allowance was provided, net	(796)	4,695	1,442
Effect of change in tax rates	-	(5,796)	112
Taxes in respect of prior years	(485)	(227)	1,718
Uncertain tax positions	2,703	342	(234)
Other	(964)	(439)	399

Taxes on income	$24,301	$13,371	$21,163

j.	Uncertain tax positions:

A reconciliation of the beginning and ending amount of total unrecognized tax benefits in Formula's subsidiaries is as follows:

Balance as of December 31, 2015	2,492

Increase due to consolidation in a subsidiary	227
Decrease related to prior years' tax positions	(286)
Increase related to current year tax positions	847

Balance as of December 31, 2016	3,280

Increase due to consolidation in a subsidiary	66
Decrease related to prior years' tax positions	(135)
Increase related to current year tax positions	813

Balance as of December 31, 2017	4,024

Decrease related to prior years' tax positions	(198)
Increase related to current year tax positions	2,775

Balance as of December 31, 2018	6,601

Although the Group believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement, there is no assurance that the final tax outcome of its tax audits will not be different from that which is reflected in the Group's income tax provisions. Such differences could have a material effect on the Group's income tax provision, cash flow from operating activities and net income in the period in which such determination is made.

The entire balance of unrecognized tax benefits, if recognized, would reduce the Group's annual effective tax rate.